                                                                  EXHIBIT 99.B24

                                  POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                     Signature            Title           Date


          /s/ David W. Belin              Trustee         January 20, 1998
          --------------------

                                  POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                    Signature            Title          Date


          /s/ Lewis A. Burnham           Trustee        January 20, 1998
          ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature            Title          Date


          /s/ Donald L. Dunaway            Trustee        January 20, 1998

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                  Signature               Title         Date

          /s/ Robert B. Hoffman           Trustee       January 20, 1998
          ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature           Title           Date


          /s/ Donald R. Jones             Trustee         January 20, 1998
          ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature           Title           Date


          /s/ Shirley D. Peterson         Trustee         January 20, 1998
          -----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature          Title            Date


          /s/ Daniel Pierce              Trustee          January 20, 1998
          ----------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature           Title           Date


          /s/ William P. Sommers          Trustee         January 20, 1998
          --------------------------

                              POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L.
Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Blue Chip Fund.



                      Signature           Title           Date


          /s/ Edmond D. Villani           Trustee         January 20, 1998
          ----------------------